                                                                     Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I certify that, to the best of my knowledge and belief, the Quarterly Report on Form 10-Q of Women's Golf Unlimited, Inc. for the period ending June 29, 2003:

         (1) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Women's Golf Unlimited, Inc.


/s/ Robert L. Ross
-------------------------------
Chairman of the Board and
Chief Executive Officer
August 14, 2003

                                                                    Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I certify that, to the best of my knowledge and belief, the Quarterly Report on Form 10-Q of Women's Golf Unlimited, Inc. for the period ending June 29, 2003:

         (1) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Women's Golf Unlimited, Inc.


/s/ Douglas A. Buffington
-------------------------------
President, Chief Financial
Officer, Chief Operating
Officer and Treasurer
August 14, 2003